Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Quarterly Report of China Transportation Acquisition Corp. (the “Company”) on Form 10-Q for the period ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xie Le Shan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xie Le Shan

Xie Le Shan Principal Executive Officer January 14, 2011